UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2025

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35914	46-2279221
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado,	Arkansas		71730-5836
(Address of principal executive offices)			(Zip Code)

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 1, 2025, Murphy USA Inc. ("Murphy USA") issued a news release announcing the appointment on that date of David C. Haley to Murphy USA's Board of Directors.

Mr. Haley is eligible to participate in the Company's non-employee director compensation program, as described in the proxy statement of the Company's 2025 annual meeting of stockholders, as filed with the Securities and Exchange Commission on March 18, 2025. Pursuant to such program, Mr. Haley will receive pro-rated annual cash compensation and a pro-rated annual equity grant. Equity awards for non-employee directors are governed by the 2023 Omnibus Incentive Plan which was filed with the SEC as an exhibit to Form S-8 (File No. 333-271777) on May 9, 2023.

Mr. Haley has been appointed to the Nominating and Governance Committee and the Audit Committee of the Board and will serve as a Class II Director with a term expiring at the 2027 annual meeting of stockholders.

The full text of the news release announcing Mr. Haley's election to the Board of Directors is attached hereto as Exhibit 99.2.

Item 7.01.   Regulation FD Disclosure

On May 1, 2025, Murphy USA Inc. issued a news release announcing a dividend declaration which included a rate increase from the previous quarter. The full text of this news release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Index
Exhibit Number	Description
99.1*	News release issued by Murphy USA Inc., dated May 1, 2025, announcing a dividend declaration and rate increase
99.2*	News release issued by Murphy USA Inc., dated May 1, 2025, announcing the appointment of a Board of Directors member
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

*Furnished herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date:	May 1, 2025	By: /s/ Donald R. Smith, Jr.
Donald R. Smith, Jr.
Vice President, Chief Accounting Officer and Treasurer